UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2014

Rockville Financial, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The special meeting of the stockholders of Rockville Financial, Inc. (“Rockville” or the “Company”) was held on April 8, 2014 (the “Special Meeting”). There were 25,902,376 shares of Common Stock eligible to be voted at the Special Meeting, and 20,618,635 shares were represented at the meeting by the holders thereof, which constituted a quorum. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

1.	A proposal to approve the Agreement and Plan of Merger, dated as of November 14, 2013, by and between United Financial Bancorp, Inc. (“United”) and Rockville, pursuant to which United will merge with and into Rockville (the “Rockville merger proposal”):

For	Against	Abstain	Broker Non-Vote
19,226,596	969,334	286,950	135,755

2.	A proposal to adjourn the Rockville special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Rockville merger proposal:

For	Against	Abstain
18,133,490	2,150,199	334,946

There were no broker non-votes on the proposal.

3.	A proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Rockville may receive in connection with the merger pursuant to existing agreements or arrangements with Rockville:

For	Against	Abstain	Broker Non-Vote
12,560,510	7,282,997	639,373	135,755

4.	A proposal to approve an amendment to Rockville’s certificate of incorporation that (1) sets the number of directors of Rockville, as the surviving corporation in the merger, in accordance with Rockville’s bylaws and (2) reclassifies the Rockville Board of Directors from a board with four classes of directors serving staggered four-year terms to a board with three classes of directors serving staggered three-year terms (the “Rockville certificate amendment proposal”):

For	Against	Abstain	Broker Non-Vote
18,234,734	1,851,193	396,953	135,755

The stockholders of the Company approved all of the above proposals other than the Rockville certificate amendment proposal, the approval of which required the affirmative vote of not less than 80% of the outstanding shares of Common Stock of the Company.

Item 8.01.	Other Events.

The Company issued a press release regarding the matters described in Item 5.07. The complete text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit 99.1	Press Release dated April 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2014	ROCKVILLE FINANCIAL, INC.
Registrant

	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President/
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated April 8, 2014.